UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2015

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 280
Houston, Texas 77084
 (Address of principal executive offices)(Zip Code)

(713) 714-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

          On July 30, 2015, Gulf Island Fabrication, Inc. issued a press release announcing second quarter 2015 earnings. A copy of the press release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

            (c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Kirk J. Meche
Kirk J. Meche
President and Chief Executive Officer

Dated:	July 30, 2015